SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 18, 1996
                                 Date of Report
                        (Date of Earliest Event Reported)

                       Continental Waste Industries, Inc.
             (Exact Name of Registrant as Specified in its Charter)


      Delaware                      0-22602                11-2909512
 (State of Incorporation)     (Commission File No.)       (IRS Employer
                                                      Identification Number)

                           67 Walnut Avenue, Suite 103
                             Clark, New Jersey 07066
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (908) 396-0018

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Item 5.  Other Events.

         On September 18, 1996, Continental Waste Industries, Inc. (the "Registrant") announced the acquisition of Reliable Disposal, Inc. ("Reliable"). Reliable owns and operates two transfer stations in South Haven and Stevensville, Michigan and provides collection, transfer and recycling services for a four-county region located in southwestern Michigan. For the year ended December 31, 1995, Reliable generated revenue equal to approximately $6,000,000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                      CONTINENTAL WASTE INDUSTRIES, INC.
                                      (Registrant)


Dated:    September 19, 1996           By: /s/ Michael J. Drury
                                       ------------------------
                                          Michael J. Drury
                                          Senior Vice President and
                                          Chief Financial Officer